Leases - Future Minimum Lease Payments Due Under Finance Lease as of Prior Year (FY) (Details) - CLECO POWER $ in Thousands	Dec. 31, 2018 USD ($)
Years ending Dec. 31,
2019	$ 2,611
2020	2,611
2021	2,611
2022	2,611
2023	2,611
Thereafter	23,655
Total minimum lease payments	36,710
Less: executory costs	5,817
Net minimum lease payments	30,893
Less: amount representing interest	14,475
Present value of net minimum lease payments	16,418
Current liabilities	557
Non-current liabilities	$ 15,861